Registration No.


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM S-8

                            REGISTRATION STATEMENT
                       Under The Securities Act of 1933

                         CITIZENS BANKING CORPORATION
            (Exact name of registrant as specified in its charter)

         Michigan                                    38-2378932
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
 incorporation or organization)

                 328 S. Saginaw Street, Flint, Michigan 48502
                                (810) 766-7500
         (Address, including zip code, and telephone number, including area code, of registrant's Principal Executive Office)

                         Citizens Banking Corporation
                   Amended and Restated Section 401(k) Plan
                           (Full title of the Plan)

            ROBERT J. VITITO, President and Chief Executive Officer
                   328 S. Saginaw St., Flint, Michigan 48502
                                (810) 766-7500
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                       Copies of all communications to:

          JOHN W. ENNEST                          THOMAS W. GALLAGHER
     Vice Chairman of the Board,          Senior Vice President, Secretary
Chief Financial Officer and Treasurer             and General Counsel
     Citizens Banking Corporation             Citizens Banking Corporation
       328 S. Saginaw Street                     328 S. Saginaw Street
       Flint, Michigan 48502                     Flint, Michigan 48502
          (810) 766-7500                             (810) 766-7500

                                               CALCULATION OF REGISTRATION FEE

   Title of                       Proposed Maximum  Proposed Maximum     Amount of
Securities to   Amount to be          Offering         Aggregate       Registration
be Registered    Registered*      Price Per Share**  Offering Price**      Fee
Common Stock  1,200,000 shares**  $27.50             $33,000,000       $11,380


* In addition, pursuant to Rule 416 under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

** Estimated solely for the purpose of calculating the registration fee, based on the average of the high and low sale prices on the Nasdaq National Market on July 30, 1996, in accordance with Rule 457(h).


         In accordance with general instruction E to Form S-8, Citizens Banking Corporation (the "Company") hereby incorporates by reference the contents of its Registration Statement on Form S-8 (no. 33-28354), filed April 26, 1989, as amended by Post-Effective Amendment No. 1 filed March 23, 1990.


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Item 8.  EXHIBITS

         The following exhibits are filed with this registration statement:

         5       Internal Revenue Service Determination Letter dated August
                 2, 1995

         23.1    Consent of Ernst & Young LLP

         23.2    Consent of Coopers & Lybrand LLP

         24      Power of Attorney (contained on signature page).

         99.1    Amended and Restated Section 401(k) Plan, dated October 27,
                 1995

         99.2 First Amendment to Trust Agreement under Citizens Banking Corporation Amended and Restated Section 401(k) Plan (with Citizens Bank as Trustee)

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Flint, State of Michigan on July 19, 1996.

                                  CITIZENS BANKING CORPORATION


                                  By:  /S/ Robert J. Vitito
                                       -------------------------------------
                                       Robert J. Vitito
                                       President and Chief Executive Officer


                               POWER OF ATTORNEY

         Each of the undersigned whose signature appears below hereby constitutes and appoints John W. Ennest and Thomas W. Gallagher, and each of them acting alone, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, under the Securities Act of 1933.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the indicated capacities on July 19, 1996.

        Signature                              Title
        ---------                              -----

/S/ Robert J. Vitito
- -----------------------------    President, Chief Executive Officer
Robert J. Vitito                 and Director (principal executive
                                 officer)


/S/ John W. Ennest
- -----------------------------    Vice Chairman of the Board, Chief
John W. Ennest                   Financial Officer, Treasurer and
                                 Director (principal financial officer)


/S/ Daniel E. Bekemeier
- -----------------------------    Senior Vice President and Controller
Daniel E. Bekemeier              of Citizens Bank (principal accounting
                                 officer)


/S/ Charles R. Weeks
- -----------------------------    Chairman of the Board and Director
Charles R. Weeks


/S/ Edward P. Abbott
- -----------------------------    Director
Edward P. Abbott


/S/ Hugo E. Braun, Jr.
- -----------------------------    Director
Hugo E. Braun, Jr.


/S/ Jonathan E. Burroughs, II
- -----------------------------    Director
Jonathan E. Burroughs, II


/S/ Joseph P. Day
- -----------------------------    Director
Joseph P. Day


/S/ Lawrence O. Erickson
- -----------------------------    Director
Lawrence O. Erickson


/S/ Victor E. George
- -----------------------------    Director
Victor E. George


/S/ William J. Hank
- -----------------------------    Director
William J. Hank


/S/ George H. Kossaras
- -----------------------------    Director
George H. Kossaras


/S/ Patricia L. Learman
- -----------------------------    Director
Patricia L. Learman


/S/ William F. Nelson, Jr.
- -----------------------------    Director
William F. Nelson, Jr.


/S/ Paul A. Rowley
- -----------------------------    Director
Paul A. Rowley


/S/ William C. Shedd
- -----------------------------    Director
William C. Shedd



/S/ David A. Thomas, Jr.
- -----------------------------    Vice Chairman of the Board and
David A. Thomas, Jr.             Director


/S/ James E. Truesdell, Jr.
- -----------------------------    Director
James E. Truesdell, Jr.


/S/ Kendall B. Williams
- -----------------------------    Director
Kendall B. Williams


         Pursuant to the requirements of the Securities Act of 1933, the Plan certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and the undersigned members of the Plan Committee have signed this Registration Statement below in the capacities indicated in the City of Flint, State of Michigan on July 19, 1996.


                                  CITIZENS BANKING CORPORATION
                                  AMENDED AND RESTATED SECTION 401(k) PLAN


                                  By:  /S/ Gary P. Drainville
                                       ------------------------------
                                       Gary P. Drainville, Chairman


        Signature                          Title
        ---------                          -----


/S/ Gary P. Drainville
- -------------------------------         Chairman
Gary P. Drainville


/S/ Kurt A. Schulze
- ------------------------------          Secretary of the Committee
Kurt A. Schulze


/S/ Marilyn K. Allor
- ------------------------------          Committee Member
Marilyn K. Allor


/S/ Nicholas J. Cilfone
- ------------------------------          Committee Member
Nicholas J. Cilfone


/S/ John W. Ennest
- ------------------------------          Committee Member
John W. Ennest


/S/ Edward P. Majask
- ------------------------------          Committee Member
Edward P. Majask


/S/ Wayne G. Schaeffer
- -------------------------------         Committee Member
Wayne G. Schaeffer


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                               INDEX TO EXHIBITS


Number                Description
- -----                 -----------

5        Internal Revenue Service Determination Letter dated August 2, 1995

23.1     Consent of Ernst & Young LLP

23.2     Consent of Coopers & Lybrand LLP

24       Power of Attorney (contained on signature page).

99.1     Amended and Restated Section 401(k) Plan, dated October 27, 1995

99.2 First Amendment to Trust Agreement under Citizens Banking Corporation Amended and Restated Section 401(k) Plan (with Citizens Bank as Trustee)